UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 4, 2024

ARES MANAGEMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067
(Address of principal executive office) (Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

On October 4, 2024, Ares Management Corporation (“Ares” or the “Company”) agreed that in connection with the GCP Acquisition (as defined below), at the closing of the GCP Acquisition (the “Closing”), the Company and Ares Holdings L.P., a subsidiary of Ares (“Holdings” and with the Company and certain of its subsidiaries, collectively, “Buyer”), will deliver shares of the Company’s Class A common stock, par value $0.01 per share (“Class A common stock”), and restricted units (“RSUs”), to the sellers of GCP International (as defined below) with an aggregate value of approximately $1.9 billion, based on a volume weighted average price per share of the Class A common stock calculated as of two business days prior to the date of the Transaction Agreement (as defined below), subject to certain adjustments. Each RSU represents the right to receive one share of Class A common stock upon vesting. In addition, the GCP Acquisition includes an earn-out provision of up to $1.5 billion measured through the end of 2027 (subject to a potential six-month extension). The Company may elect to pay up to 85% of such earn-out in shares of Class A common stock at its option, based on a volume weighted average price per share of Class A common stock at the time that the earn-out is payable, subject to certain adjustments. Such earn-out will be payable upon the achievement of financial targets associated with growth in Japan and data center businesses. The shares of Class A common stock of the Company and RSUs to be issued at the Closing are expected to represent approximately 6% of the outstanding total number of shares of Class A common stock as of September 30, 2024.

The Company’s Class A common stock will be issued in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, in partial consideration for the sellers’ equity interests in GCP International.

Item 7.01 Regulation FD Disclosure.

On October 4, 2024, Buyer entered into a definitive agreement (the “Transaction Agreement”) to acquire the international business of GLP Capital Partners Limited and certain of its affiliates, excluding its operations in Greater China (“GCP International”), and existing capital commitments to certain managed funds (such acquisition of GCP International and the capital commitments, the “GCP Acquisition”). The total initial consideration for the GCP Acquisition is approximately $3.7 billion, comprised of approximately $1.8 billion of cash consideration and approximately $1.9 billion of equity consideration, in each case subject to certain adjustments. The sellers are also eligible for the earn-out consideration as described above. The agreement relating to the GCP Acquisition contains customary representations, warranties and agreements by the parties and termination provisions. The GCP Acquisition is subject to customary regulatory approvals and other closing conditions and is expected to close in the first half of 2025.

On October 4, 2024, the Company and Holdings entered into a bridge facility commitment letter pursuant to which Morgan Stanley Senior Funding, Inc. and Citigroup Global Markets Inc. committed to provide a $2.0 billion 364-day senior unsecured bridge loan facility, subject to customary conditions (the “Bridge Facility”). The Company expects to finance the cash portion of the GCP Acquisition consideration to be paid by Buyer with a combination of cash on hand and other equity or debt financing, which may include equity or debt securities issued in one or more capital markets transactions, subject to market conditions and other factors, and, only to the extent necessary, borrowings under the Bridge Facility.

On October 8, 2024, the Company issued a press release announcing the GCP Acquisition. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

On October 8, 2024, the Company issued an investor presentation discussing the GCP Acquisition. The materials used in connection with such presentation have been posted on the Company’s website under the heading “Ares Management Corporation to Acquire GCP International,” posted on October 8, 2024 to www.ir.aresmgmt.com. The information disclosed under this Item 7.01, including Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The disclosure set forth in the first paragraph of Item 7.01 of this Form 8-K is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “foresees” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available to the Company. Such forward-looking statements are subject to various risks and uncertainties, including the Company’s ability to consummate the GCP Acquisition and to effectively integrate GCP International into the Company’s operations and to achieve the expected benefits therefrom, the Company’s plans to finance the cash portion of the GCP Acquisition, and assumptions including those relating to the GCP Acquisition, the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. Some of these factors are described in the Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Quarterly Report on Form 10-Q filed with the SEC on August 7, 2024, including under the heading “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These factors should not be construed as exhaustive and should be read in conjunction with the risk factors and other cautionary statements that are included in this report and in the Company’s other periodic filings. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these forward-looking statements. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. Therefore, you should not place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. The Company does not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit Number	Description

99.1	Press Release of Ares Management Corporation, dated October 8, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: October 8, 2024

	By:	/s/ Jarrod Phillips
	Name:	Jarrod Phillips
	Title:	Chief Financial Officer
(Principal Financial & Accounting Officer)

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